UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – September 27, 2024

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 1.01	Entry into Material Definitive Agreements.
Amendment to Share Purchase Agreement.
On September 27, 2024, SIFCO Irish Holdings Ltd., a wholly-owned subsidiary of SIFCO Industries, Inc. (“Seller”) entered into the Amendment (the “Amendment to Share Purchase Agreement”) to the Share Purchase Agreement (the “Share Purchase Agreement”) by and between Seller and TBS S.r.l. (“Buyer) related to the sale of SIFCO’s C Blade business as reported on the Form 8-K filed on August 6, 2024. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Share Purchase Agreement.

The Amendment to Share Purchase Agreement amends the Share Purchase Agreement to, among other things (a) reflect the agreement of Buyer and Seller to extend the outside Closing Date of the transactions contemplated thereby from September 30, 2024 to November 6, 2024 to take into account the Golden Power authorization of the transaction that remains pending as of the date of the Amendment to Share Purchase Agreement; (b) memorialize the agreement of Buyer and Seller (i) that the Conditions provided for in Schedule 1 of the Share Purchase Agreement, except for the grant of the Golden Power authorization, have been duly satisfied as of the date of the Amendment to Share Purchase Agreement, or waived by the Buyer in accordance with Clause 2.1 thereof; and (ii) that the Parties intend to proceed to Closing as quickly as possible upon the release of Golden Power authorization, within two (2) Business Days from the grant of such authorization in a date and time to be agreed between the Parties in good faith; (c) authorize a credit in the amount of €100,000 in favor of Seller to be remitted in the event the Closing Date shall not occur by October 4, 2024; (d) require the payment of interest on the Purchase Price at a daily rate of sixteen percent (16%) per annum starting from October 5, 2024 and up to and including the Closing Date, which interest shall be paid by Buyer to Seller in cash at Closing; and (e) reflect the agreement of Buyer and Seller that the Agreement shall automatically terminate and cease to have effect (subject to the provisions of Clause 2.3 thereof) in the event no Closing occurs on or before November 6, 2024.

The foregoing description of the Amendment to Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Share Purchase Agreement, attached to this Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Eleventh Amendment to Credit Agreement; Sixth Amendment to Export Credit Agreement.
On September 30, 2024, SIFCO Industries, Inc. and certain of its subsidiaries (collectively, the “borrowers”) entered into the Eleventh Amendment (the “Eleventh Amendment”) to the Credit Agreement (as previously amended, the “Credit Agreement”) and the Sixth Amendment (the “Sixth Amendment”) to the Export Credit Agreement (the “Export Credit Agreement”), in each case, with JPM Morgan Chase Bank, N.A. (the “Lender”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Eleventh Amendment.

The Eleventh Amendment amends the Credit Agreement to delay the maturity date from October 4, 2024 (or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms of the Credit Agreement) to November 6, 2024 or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms of the Credit Agreement or under the Ex-Im Bank Documents.

The Lender’s agreement to the Eleventh Amendment is subject to the satisfaction by borrowers of certain conditions outlined in the Eleventh Amendment, including the receipt by the Lender of fully executed copies of the Sixth Amendment and such other documents as disclosed on the closing list provided to borrowers prior to the date of the Eleventh Amendment (including, specifically, the First Amendment to the Subordination and Intercreditor Agreement and First Amendment to Subordinated Secured Promissory Note described below).

The Sixth Amendment amends the Export Credit Agreement to delay the maturity date from October 4, 2024 (or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms of the Export Credit Agreement) to November 6, 2024 or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms of the Export Credit Agreement or under the Ex-Im Bank Documents.

The Lender’s agreement to the Sixth Amendment is subject to the satisfaction by borrowers of certain conditions outlined in the Sixth Amendment, including the receipt by the Lender of fully executed copies of the Eleventh Amendment and such other documents as disclosed on the closing list provided to borrowers prior to the date of the Sixth Amendment (including, specifically, the First Amendment to the Subordination and Intercreditor Agreement and First Amendment to Subordinated Secured Promissory Note described below), and the payment by borrowers of (a) an amendment fee to the Lender in an amount equal to $5,775.00 and (b) a fee to the Export-Import Bank of the United States of America in an amount equal to $5,454.17.

First Amendment to Subordination and Intercreditor Agreement; First Amendment to Subordinated Secured Promissory Note.
In connection with, and as a condition to the effectiveness of, the Eleventh Amendment and the Sixth Amendment, the borrowers on September 30, 2024 entered into (a) the First Amendment (the “First Amendment to Subordination Agreement”) to the Subordination and Intercreditor Agreement by and among the borrowers, Garnet Holdings Inc., a California corporation owned and controlled by Mark J. Silk (the “Subordinated Creditor”), and the Lender (the “Subordination Agreement”) and (b) the First Amendment (the “First Amendment to Subordinated Promissory Note”) to the Subordinated and Secured Promissory Note issued by the borrowers to the Subordinated Creditor (the “Subordinated Promissory Note”).

The First Amendment to Subordination Agreement amends the Subordination Agreement to permit the modifications to the Subordinated Promissory Note contemplated by the First Amendment to Subordinated Promissory Note and is conditioned on the execution and delivery thereof by the borrowers and the Subordinated Creditor.

The First Amendment to Subordinated Promissory Note amends the Subordinated Promissory Note amends the Subordinated Promissory Note to delay the maturity date of the obligations of the borrowers thereunder to the earlier of (a) November 6, 2024 and (b) the date on which the Revolving Commitment (as defined in the Credit Agreement) is reduced to zero or otherwise terminated pursuant to the terms of the Credit Agreement, unless accelerated upon the occurrence of an event of default specified therein. The First Amendment to Subordinated Promissory Note is conditioned upon the execution and delivery thereof by the borrowers and the Subordinated Creditor and the receipt by the Subordinated Creditor of copies of the fully executed Eleventh Amendment and Sixth Amendment.

The foregoing descriptions of the Eleventh Amendment, the Sixth Amendment, the First Amendment to Subordination Agreement and the First Amendment to Subordinated Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Eleventh Amendment, the Sixth Amendment, the First Amendment to Subordination Agreement and the First Amendment to Subordinated Promissory Note, attached to this Form 8-K as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1 Amendment to Share Purchase Agreement, dated September 27, 2024, by and between SIFCO Irish Holdings Ltd. and TB2 S.r.l.

10.2 Eleventh Amendment to Credit Agreement, dated September 30, 2024, by and among SIFCO Industries, Inc., Quality Aluminum Forge, LLC, and JPMorgan Chase Bank, N.A.

10.3 Sixth Amendment to Export Credit Agreement, dated September 30, 2024, by and among SIFCO Industries, Inc., Quality Aluminum Forge, LLC, and JPMorgan Chase Bank, N.A.

10.4 First Amendment to Subordination and Intercreditor Agreement, dated September 30, 2024, by and among SIFCO Industries, Inc., Quality Aluminum Forge, LLC, JPMorgan Chase Bank, N.A., and Garnet Holdings Inc.

10.5 First Amendment to Subordinated Secured Promissory Note, dated September 30, 2024, by and among SIFCO Industries, Inc., Quality Aluminum Forge, LLC and Garnet Holdings Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: October 2, 2024
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)